CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of The Hartford Growth Opportunities Fund, Hartford Schroders US MidCap Opportunities Fund, Hartford Schroders US Small Cap Opportunities Fund and The Hartford Small Cap Growth Fund, which appear in The Hartford Mutual Funds II, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of Hartford Schroders Core Fixed Income Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund and Hartford Schroders Tax-Aware Bond Fund which appear in The Hartford Mutual Funds II, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders International Contrarian Value Fund, Hartford Schroders International Multi-Cap Value Fund and Hartford Schroders International Stock Fund, which appear in The Hartford Mutual Funds II, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Hartford Mutual Funds II, Inc. of our report dated December 23, 2025, relating to the financial statements and financial highlights of Hartford Schroders Diversified Opportunities Fund, which appears in The Hartford Mutual Funds II, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2026